Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
Principal		Current	Maturity
Amount		Rate	Date	Value
	BANK LOANS (1)(2) ― 0.0%
	CONSTRUCTION & ENGINEERING ― 0.0%
$358	McDermott International, Inc. (1 Month USD LIBOR + 4.000%)	9.193%	6/30/2025	$209

	DIVERSIFIED FINANCIAL SERVICES ― 0.0%
5,228	Russell Investments US Institutional Holdco, Inc. (1 Month USD LIBOR + 3.500%, 1.00% Floor)	8.678	5/30/2025	4,890

	FOOD PRODUCTS ― 0.0%
41	Naked Juice, LLC (3 Month USD SOFR + 3.250%, 0.50% Floor)	8.418	1/19/2029	38
51	Pacific Bells, LLC (3 Month USD SOFR + 4.500%, 0.50% Floor)	9.598	10/14/2028	51
				89
	HEALTH CARE PROVIDERS & SERVICES ― 0.0%
1,877	Da Vinci Purchaser Corp. (1 Month USD LIBOR + 4.000%, 1.00% Floor)	9.148	12/13/2029	1,845
875	National Mentor Holdings, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	8.943	2/19/2026	666
				2,511
	INTERNET SOFTWARE & SERVICES ― 0.0%
977	Constant Contact, Inc. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	9.193	2/10/2028	936

	TOTAL BANK LOANS (Cost $9,371)			$8,635

Shares
	SHORT TERM INVESTMENT ― 90.0%
20,264,281	Invesco Government & Agency Portfolio Short-Term Investments Trust - Institutional Class, 5.05% (3)			20,264,281
	TOTAL SHORT TERM INVESTMENT (Cost $20,264,281)			20,264,281

	TOTAL INVESTMENTS ― 90.0% (Cost $20,273,652)			20,272,916
	Other Assets in Excess of Liabilities ― 10.0%			2,255,198
	TOTAL NET ASSETS ― 100.0%			$22,528,114

Percentages are stated as a percent of net assets.

(1)	Variable rates securities. Description includes reference rate and spread. Rates reset at each loan payment.
(2)
Rates for Senior Loans will typically have interest rates that redetermine periodically by reference to a base lending rate, plus a spread. Senior Loans that reference SOFR may be subject to a credit spread adjustment particularly to legacy LIBOR bank loans that have transitioned to SOFR as the base lending rate.

(3)	Rate quoted is seven-day yield at period end.

The S&P’s industry classification was developed by and/or is the exclusive property of the Standard & Poor's Financial
Services, LLC ("S&P") and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
Schedule of Investments (Continued)
March 31, 2023 (Unaudited)

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter (“OTC”) market.  If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees.  Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Short-term investments are valued at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short term securities are reported at fair value. Options and any other financial derivatives not traded on an exchange are valued by an independent pricing service using pricing models. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler Capital Management, LLC (the "Adviser" or “Ziegler”) under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain valuations of the loans in its portfolio.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Ziegler Senior Floating Rate Fund
Schedule of Investments (Continued)
March 31, 2023 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments in each category investment type as of March 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$-	$8,635	$-	$8,635
Short-Term Investment	20,264,281	-	-	20,264,281
Total	$20,264,281	$8,635	$-	$20,272,916

See the Schedule of Investments for further detail of investment classifications.